                                  Exhibit 4.4

--------------------------------------------------------------------------------








               =================================================

                   AMENDED AND RESTATED DECLARATION OF TRUST



                        AMERICAN EQUITY CAPITAL TRUST I

                         Dated as of September 7, 1999

               =================================================

                               TABLE OF CONTENTS
                               -----------------

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ARTICLE I

     INTERPRETATION AND DEFINITIONS......................................................  2
             Section 1.1   Definitions...................................................  2

ARTICLE II

     TRUST INDENTURE ACT.................................................................  8
             Section 2.1   Trust Indenture Act; Application..............................  8
             Section 2.2   Lists of Holders of Securities................................  8
             Section 2.3   Reports by the Property Trustee...............................  9
             Section 2.4   Periodic Reports to Property Trustee..........................  9
             Section 2.5   Evidence of Compliance with Conditions
                           Precedent.....................................................  9
             Section 2.6   Declaration Events of Default; Waiver.........................  9
             Section 2.7   Event of Default; Notice...................................... 12

ARTICLE III

     ORGANIZATION........................................................................ 12
             Section 3.1   Name.......................................................... 12
             Section 3.2   Office........................................................ 12
             Section 3.3   Purpose....................................................... 13
             Section 3.4   Authority..................................................... 13
             Section 3.5   Title to Property of the Trust................................ 14
             Section 3.6   Powers and Duties of the Administrative Trustees.............. 14
             Section 3.7   Prohibition of Actions by the Trust and the
                           Trustees...................................................... 16
             Section 3.8   Powers and Duties of the Property Trustee..................... 18
             Section 3.9   Certain Duties and Responsibilities of the
                           Property Trustee.............................................. 20
             Section 3.10  Certain Rights of Property Trustee............................ 22
             Section 3.11  Delaware Trustee.............................................. 25
             Section 3.12  Not Responsible for Recitals or Issuance of
                           Securities.................................................... 25
             Section 3.13  Duration of Trust............................................. 25
             Section 3.14  Mergers....................................................... 25
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ARTICLE IV

     SPONSOR............................................................................. 27
             Section 4.1   Sponsor's Purchase of Trust Common Securities................. 27
             Section 4.2   Responsibilities of the Sponsor............................... 28

ARTICLE V

     TRUSTEES............................................................................ 28
             Section 5.1   Number of Trustees............................................ 28
             Section 5.2   Delaware Trustee.............................................. 29
             Section 5.3   Property Trustee; Eligibility................................. 29
             Section 5.4   Qualifications of Administrative Trustees and
                           Delaware Trustee Generally.................................... 30
             Section 5.5   Initial Administrative Trustees............................... 30
             Section 5.6   Appointment, Removal and Resignation of
                           Trustees...................................................... 31
             Section 5.7   Vacancies among Trustees...................................... 32
             Section 5.8   Effect of Vacancies........................................... 33
             Section 5.9   Meetings...................................................... 33
             Section 5.10  Delegation of Power........................................... 33
             Section 5.11  Merger, Conversion, Consolidation or
                           Succession to Business........................................ 34

ARTICLE VI

     DISTRIBUTIONS....................................................................... 34
             Section 6.1   Distributions................................................. 34

ARTICLE VII

     ISSUANCE OF SECURITIES.............................................................. 35
             Section 7.1   General Provisions Regarding Securities....................... 35
             Section 7.2   Execution and Authentication.................................. 35
             Section 7.3   Form and Dating............................................... 36
             Section 7.4   Registrar, Paying Agent and Conversion Agent.................. 37
             Section 7.5   Paying Agent to Hold Money in Trust........................... 37
             Section 7.6   Replacement Securities........................................ 38
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             Section 7.7   Outstanding Trust Preferred Securities........................ 38
             Section 7.8   Trust Preferred Securities in Treasury........................ 39
             Section 7.9   Temporary Securities.......................................... 39
             Section 7.10  Cancellation.................................................. 39

ARTICLE VIII

     TERMINATION OF TRUST................................................................ 39
             Section 8.1   Termination of Trust.......................................... 39

ARTICLE IX

     TRANSFER AND EXCHANGE............................................................... 41
             Section 9.1   General....................................................... 41
             Section 9.2   Transfer Procedures and Restrictions.......................... 42
                           (a)  General.................................................. 42
                           (b)  Transfer and Exchange of Definitive
                                Trust Preferred Securities............................... 42
                           (c)  Legend................................................... 43
                           (d)  Obligations with Respect to Transfers
                                and Exchanges of Trust Preferred
                                Securities............................................... 44
                           (e)  No Obligation of the Property Trustee.................... 45
             Section 9.3   Deemed Security Holders....................................... 46

LIMITATION OF LIABILITY OF
     HOLDERS OF SECURITIES, TRUSTEES OR OTHERS........................................... 46
             Section 10.1  Liability..................................................... 46
             Section 10.2  Exculpation................................................... 47
             Section 10.3  Fiduciary Duty................................................ 47
             Section 10.4  Indemnification............................................... 49
             Section 10.5  Outside Businesses............................................ 52

ARTICLE XI

     ACCOUNTING.......................................................................... 53
             Section 11.1  Fiscal Year................................................... 53
             Section 11.2  Certain Accounting Matters.................................... 53
             Section 11.3  Banking....................................................... 54
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             Section 11.4  Withholding................................................... 54

ARTICLE XII

     AMENDMENTS AND MEETINGS............................................................. 55
             Section 12.1  Amendments.................................................... 55
             Section 12.2  Meetings of the Holders of Securities; Action by Written
             Consent..................................................................... 57

ARTICLE XIII

     REPRESENTATIONS OF PROPERTY TRUSTEE
     AND DELAWARE TRUSTEE................................................................ 59
             Section 13.1  Representations and Warranties of Property
                           Trustee....................................................... 59
             Section 13.2  Representations and Warranties of Delaware
                           Trustee....................................................... 60

ARTICLE XIV

     MISCELLANEOUS....................................................................... 61
             Section 14.1  Notices....................................................... 61
             Section 14.2  Governing Law................................................. 62
             Section 14.3  Intention of the Parties...................................... 62
             Section 14.4  Headings...................................................... 62
             Section 14.5  Successors and Assigns........................................ 63
             Section 14.6  Partial Enforce ability....................................... 63
             Section 14.7  Counterparts.................................................. 63


ANNEXES AND EXHIBITS
--------------------

ANNEX I TERMS OF 8% CONVERTIBLE TRUST PREFERRED SECURITIES 8% CONVERTIBLE TRUST COMMON SECURITIES

EXHIBIT A-1    FORM OF TRUST PREFERRED SECURITY [FORM OF FACE OF SECURITY]
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EXHIBIT A-2    FORM OF TRUST COMMON SECURITY [FORM OF FACE OF SECURITY]

EXHIBIT B      SPECIMEN OF DEBENTURE
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                                       v

                             AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                        AMERICAN EQUITY CAPITAL TRUST I
                               September 7, 1999


     AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration"), dated and effective as of September 7, 1999, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), American Equity Investment Life Holding Company, an Iowa corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Declaration.

     WHEREAS, the Trustees and the Sponsor established American Equity Capital Trust I (the "Trust"), a trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of July 9, 1999 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on July 9, 1999, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein);

     WHEREAS, as of the date hereof, no interests in the Trust have been issued; and
     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitutes the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                        INTERPRETATION AND DEFINITIONS

     Section 1.1    Definitions.
                    -----------

     Unless the context otherwise requires:

          (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;


          (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections and Annexes and Exhibits to this Declaration unless otherwise specified;


          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

          (f)  a reference to the singular includes the plural and vice versa.

     "Additional Interest" means, if the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received and retained by the Trust after paying such taxes, duties, assessments and governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed.

     "Administrative Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

     "Business Day" means any day other than a Saturday, Sunday or day on which banking institutions in West Des Moines, Iowa or in Wilmington, Delaware are authorized or required by law to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Certificate" means a certificate in definitive form representing a Trust Common Security or a Trust Preferred Security.

     "Closing Date" means September 7, 1999 and each other date upon which Securities are issued pursuant to and in accordance with the terms of this Declaration.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the Securities and Exchange Commission.

     "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "Compounded Interest" means interest compounded quarterly at the rate specified for the Debentures to the extent permitted by applicable law upon interest accrued and unpaid (including Additional Interest) at the end of each Extension Period.

     "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

     "Debentures" means the series of Convertible Junior Subordinated Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee, a specimen certificate for such series of Debentures being Exhibit B.

     "Declaration Event of Default" means, with respect to the Securities, that an Indenture Event of Default has occurred and is continuing with respect to the Debentures.

     "Definitive Trust Preferred Securities" means the Restricted Definitive Trust Preferred Security and any other Trust Preferred Securities in definitive form issued by the Trust.

     "Delaware Trustee" has the meaning set forth in Section 5.2.

     "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Fiduciary Indemnified Person" has the meaning set forth in Section
10.4(b).

     "Fiscal Year" has the meaning set forth in Section 11.1.

     "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "Indenture" means the Indenture, dated as of September 7, 1999, between the Debenture Issuer and the Indenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

     "Indenture Trustee" means West Des Moines State Bank, an Iowa banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Indenture Event of Default" means an "Indenture Event of Default" as defined in the Indenture.

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Investment Company Event" has the meaning set forth in the terms of the Securities as set forth in Annex I hereto.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I hereto.

     "No Recognition Opinion" has the meaning set forth in the terms of the Securities as set forth in Annex I hereto.

     "Offering Memorandum" means the confidential private placement memorandum, dated July 12, 1999, relating to the issuance by the Trust of the Trust Preferred Securities.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

               (i) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

               (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

               (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Paying Agent" has the meaning specified in Section 3.8(h).

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Placement Agent" means EVEREN Securities, Inc.

     "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

     "Property Trustee Account" has the meaning set forth in Section 3.8(c).

     "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Restricted Definitive Trust Preferred Security" has the meaning set forth in Section 7.3.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

     "Securities" means the Trust Common Securities and the Trust Preferred Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

     "Special Event" has the meaning set forth in Annex I hereto.

     "Sponsor" means American Equity Investment Life Holding Company, an Iowa corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "Tax Event" has the meaning set forth in Annex I hereto.

     "10% in liquidation amount of the Securities" means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Terms" has the meaning set forth in Section 7.1(a).

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trust Common Securities" has the meaning specified in Section 7.1(a).

     "Trust Common Securities Guarantee" means the guarantee agreement, dated as of September 7, 1999, of the Sponsor with respect to the Trust Common Securities.

     "Trust Preferred Securities" has the meaning specified in Section 7.1(a).

     "Trust Preferred Securities Guarantee" means the guarantee agreement, dated as of September 7, 1999, of the Sponsor with respect to the Trust Preferred Securities.

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                                  ARTICLE II

                              TRUST INDENTURE ACT

     Section 2.1  Trust Indenture Act; Application.
                  --------------------------------

          (a) Certain provisions of the Trust Indenture Act are incorporated by reference in and made part of this Declaration and this Declaration shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a "trustee" for the purposes of the provisions of the Trust Indenture Act incorporated by reference herein.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by any provisions of ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the provisions of the Trust Indenture Act referred to above to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     Section 2.2  Lists of Holders of Securities.
                  ------------------------------

          (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under ss.ss. 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     Section 2.3  Reports by the Property Trustee. Within 60 days after
                  -------------------------------
November 15 of each year, commencing November 15, 1999 the Property Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

     Section 2.4  Periodic Reports to Property Trustee. Each of the Sponsor
                  ------------------------------------
and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by ss. 314 of the Trust Indenture Act (if any) and the compliance certificate required by ss. 314 of the Trust Indenture Act in the form, in the manner and at the times required by ss. 314 of the Trust Indenture Act.

     Section 2.5  Evidence of Compliance with Conditions Precedent. Each of
                  ------------------------------------------------
the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 314(c)(1) may be given in the form of an Officers' Certificate.

     Section 2.6  Declaration Events of Default; Waiver.
                  -------------------------------------

          (a) The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Declaration Event of Default in respect of the Trust Preferred Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                    (i) is not waivable under the Indenture, the Declaration Event of Default shall also not be waivable; or

                    (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Declaration Event of Default may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Trust Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Declaration Event of Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or a Declaration Event of Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of a Declaration Event of Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Trust Common Securities of any such Declaration Event of Default with respect to the Trust Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Trust Common Securities.

          (b) The Holders of a Majority in liquidation amount of the Trust Common Securities may, by vote, on behalf of the Holders of all of the Trust Common Securities, waive any past Declaration Event of Default with respect to the Trust Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                    (i) is not waivable under the Indenture, except where the Holders of the Trust Common Securities are deemed to have waived such Declaration Event of Default as provided below in this Section 2.6(b), the Declaration Event of Default shall also not be waivable; or (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Trust Common Securities are deemed to have waived such Declaration Event of Default as provided below in this Section 2.6(b), the Declaration Event of Default may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Trust Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided further, that each Holder of Trust Common Securities will be deemed to have waived any such Declaration Event of Default and all Declaration Events of Default with respect to the Trust Common Securities and its consequences until all Declaration Events of Default with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Declaration Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this
     Section 2.6(b), upon such waiver, any such default shall cease to exist and any Declaration Event of Default with respect to the Trust Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Declaration Event of Default with respect to the Trust Common Securities or impair any right consequent thereon.

          (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Trust Preferred Securities, constitutes a waiver of the corresponding Declaration Event of Default. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     Section 2.7  Event of Default; Notice.
                  ------------------------

          (a) The Property Trustee shall, within 90 days after the occurrence of a Declaration Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Property Trustee shall not be deemed to have knowledge of any default except:

               (i) a default under Sections 501(1) and 501(2) of the Indenture; or

               (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible
     Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                                  ARTICLE III

                                 ORGANIZATION

     Section 3.1  Name. The Trust is named "American Equity Capital Trust I,"
                  ----
as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

     Section 3.2  Office. The address of the principal office of the Trust is
                  ------
c/o American Equity Investment Life Holding Company, 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266, Attention: Chief Financial Officer. On 10 Business Days written notice to the Holders of Securities, the Administrative Trustees may designate another principal office.

     Section 3.3  Purpose. The exclusive purposes and functions of the Trust
                  -------
are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     Section 3.4  Authority.
                  ---------

            (a) subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration;

            (b) except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee;

            (c) unless otherwise determined by the Administrative Trustees, and except as expressly set forth in this Declaration or as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute; and

            (d) an Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

     Section 3.5  Title to Property of the Trust. Except as provided in Section
                  ------------------------------
3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     Section 3.6  Powers and Duties of the Administrative Trustees. The
                  ------------------------------------------------
Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

            (a) to issue and sell the Trust Preferred Securities and the Trust Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Trust Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to the simultaneous issuance of both Trust Common Securities (as specified in Section 4.1) and Trust Preferred Securities on the Closing Date;

            (b) in connection with the issue and sale of the Trust Preferred Securities, at the direction of the Sponsor, to:

                        (i) prepare and deliver an Offering Memoran dum, in final form prepared by the Sponsor, in relation to the offering and sale of Trust Preferred Securities, to the Placement Agent for distribution to selected "accredited investors" (as defined in Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act); and

                        (ii)  execute and enter into other related
     agreements in connection with the sale of the Trust Preferred
     Securities;

            (c) to acquire the Debentures with the proceeds of the sale of the Trust Preferred Securities and the Trust Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Trust Preferred Securities and the Holders of the Trust Common Securities;

            (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Administrative Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

            (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss.316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of the Trust Preferred Securities and the Holders of the Trust Common Securities as to such actions and applicable record dates;

            (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

            (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless, pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

            (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

            (i) to give the certificate required by ss. 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

            (j) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

            (k) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

            (l) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

            (m) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

            (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

            (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                        (i)    causing the Trust not to be deemed to
     be an Investment Company required to be registered under the Investment Company Act;

                        (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                        (iii)  cooperating with the Debenture Issuer
     to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

     provided that such action does not adversely affect the interests of Holders; and

            (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust.

     The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

     Section 3.7  Prohibition of Actions by the Trust and the Trustees.
                  ----------------------------------------------------

            (a) The Trust shall not, and the Trustees (including the Property Trustee and the Delaware Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee and the Delaware Trustee) shall cause the Trust not to:

                        (i)    invest any proceeds received by the
     Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                        (ii)   acquire any assets other than as
     expressly provided herein;

                        (iii) possess Trust property for other than a Trust purpose;

                        (iv)   make any loans or incur any
     indebtedness other than loans represented by the Debentures;

                        (v)    possess any power or otherwise act in
     such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                        (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                        (vii)  other than as provided in this
     Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act; or

                        (viii) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will not be classified as a grantor trust for United States federal income tax purposes.

     Section 3.8  Powers and Duties of the Property Trustee.
                  -----------------------------------------

            (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

            (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

            (c)   The Property Trustee shall:

                        (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Trust Common Securities from the Property Trustee Account in accordance with
     Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration;

                        (ii)   engage in such ministerial activities
     as so directed and as shall be necessary or appropriate to effect the redemption of the Trust Preferred Securities and the Trust Common Securities to the extent the Debentures are redeemed or mature; and

                        (iii)  upon written notice of distribution
     issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

            (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

            (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with a Declaration Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the provisions of the Trust Indenture Act which are incorporated by reference herein.

            (f) The Property Trustee shall not resign as a Trustee unless either:

                        (i)    the Trust has been completely
     liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                        (ii)   a Successor Property Trustee has been
     appointed and has accepted that appointment in accordance with
     Section 5.6.

            (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Declaration Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

            (h) The Property Trustee will act as Paying Agent and Registrar to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and such Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

            (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

            (j) Notwithstanding anything expressed or implied to the contrary in this Declaration or any Annex or Exhibit hereto, (i) the Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

     Section 3.9  Certain Duties and Responsibilities of the Property Trustee.
                  -----------------------------------------------------------

            (a) The Property Trustee, before the occurrence of any Declaration Event of Default and after the curing of all Declaration Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Declaration Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (i)    prior to the occurrence of a
     Declaration Event of Default and after the curing or waiving of all such Declaration Events of Default that may have occurred:

                               (A)  duties and obligations
            of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                               (B)  in the absence of bad
            faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                        (ii)   the Property Trustee shall not be
     liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                        (iii)  the Property Trustee shall not be
     liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                        (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reason able grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                        (v)    the Property Trustee's sole duty with
     respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                        (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                        (vii)  the Property Trustee shall not be
     liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                        (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Adminis trative Trustees or the Sponsor.


     Section 3.10 Certain Rights of Property Trustee.
                  ----------------------------------

            (a)   Subject to the provisions of Section 3.9:

                        (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                        (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                        (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                        (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                        (v)    the Property Trustee may consult with
     counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.

                        (vi)   Such counsel may be counsel to the
     Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                        (vii) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee.

provided that, nothing contained in this Section 3.10(a)(vii) shall be taken to relieve the Property Trustee, upon the occurrence of a Declaration Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                        (viii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                        (ix) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                        (x)    any action taken by the Property
     Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                        (xi)  whenever in the administration of this
     Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee
     (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

                        (xii) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                        (xiii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

            (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     Section 3.11  Delaware Trustee.
                   ----------------

            (a) Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act.

     Section 3.12  Not Responsible for Recitals or Issuance of Securities.
                   ------------------------------------------------------

            (a) The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     Section 3.13  Duration of Trust. The Trust, unless terminated pursuant to
                   -----------------
the provisions of Article VIII hereof, shall exist until July 9, 2030.

     Section 3.14  Mergers.
                   -------

            (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety, to any corporation or other entity or body, except as described in Section 3.14(b) and (c).

            (b) The Trust may, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:

                        (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                               (A)  expressly assumes all of
            the obligations of the Trust under the
            Securities; or

                               (B)  substitutes for the
            Trust Preferred Securities other securities having substantially the same terms as the Trust Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Trust Preferred Securities with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

                        (ii) the Debenture Issuer expressly acknowl edges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

                        (iii)  such merger, consolidation,
     amalgamation or replacement does not cause the Trust Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                        (iv)   such merger, consolidation,
     amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities (including any Successor Securities) in any material respect;

                        (v)    such Successor Entity has a purpose
     substantially identical to that of the Trust;

                        (vi) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Trust Preferred Securities
     Guarantee; and

                        (vii)  prior to such merger, consolidation,
     amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust reasonably acceptable to the Property Trustee experienced in such matters to the effect that:

                               (A)  such merger,
            consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                               (B)  following such merger,
            consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment
            Company; and

                               (C)  following such merger,
            consolidation, amalgamation or replacement, the
            Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes.

            (c) Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Trust Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                  ARTICLE IV

                                    SPONSOR

     Section 4.1  Sponsor's Purchase of Trust Common Securities. On the
                  ---------------------------------------------
Closing Date , the Sponsor will purchase all of the Trust Common Securities issued by the Trust on such date, in an amount that, when taken together with all other Trust Common Securities then owned by the Sponsor, at least equals 3% of the capital of the Trust, after giving effect to the issuance of Trust Preferred Securities on such date.

     Section 4.2  Responsibilities of the Sponsor. In connection with the issue
                  -------------------------------
and sale of the Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

            (a)   to prepare the Offering Memorandum;

            (b) to determine the States and foreign jurisdictions, if any, in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions; and

            (c) to negotiate the terms of other related agreements in connection with the sale of the Trust Preferred Securities.

                                   ARTICLE V

                                   TRUSTEES

     Section 5.1  Number of Trustees. The number of Trustees shall be four (4),
                  ------------------
and:

            (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

            (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Trust Common Securities voting as a class at a meeting of the Holders of the Trust Common Securities; provided, however, that the number of Trustees shall in no event be less than two; provided further that (1) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware; (2) at least one Administrative Trustee is an employee or officer of, or is affiliated with, the Sponsor; and (3) one Trustee shall be the Property Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

     Section 5.2  Delaware Trustee. If required by the Business Trust Act, one
                  ----------------
Trustee (the "Delaware Trustee") shall be:

            (a)   a natural person who is resident of the State of Delaware; or

            (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application. The Delaware Trustee shall accept service of process on the Trust in the State of Delaware and execute any certificates presented to it in execution form and filed under the Business Trust Act.

     Section 5.3  Property Trustee; Eligibility.
                  -----------------------------

            (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                        (i)    not be an Affiliate of the Sponsor;

                        (ii)   be a corporation organized and doing
     business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                        (iii)  if the Trust is excluded from the
     definition of an Investment Company solely by means of Rule 3a-5 and to the extent Rule 3a-5 requires a trustee having certain qualifications to hold title to the "eligible assets" of the trust, the Property Trustee shall possess those qualifications.


            (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

            (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Trust Common Securities (as if it were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust Indenture Act.

            (d) The Trust Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

            (e) The initial Property Trustee shall be set forth in Section 5.5 hereof.

     Section 5.4  Qualifications of Administrative Trustees and Delaware
                  ------------------------------------------------------
Trustee Generally. Each Administrative Trustee and the Delaware Trustee (unless
-----------------
the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     Section 5.5  Initial Administrative Trustees.
                  -------------------------------

            (a)   The initial Administrative Trustees shall be:

                  Debra J. Richardson and Wendy L. Carlson
                  c/o American Equity Investment Life Holding Company 5000 Westown Parkway, Suite 440
                  West Des Moines, Iowa 50266



            The initial Delaware Trustee shall be:

                  First Union Trust Company, National Association
                  One Rodney Square, Suite 102
                  920 King Street

                  Wilmington, Delaware  19801
                  Attn: Corporate Trust Administration

            The initial Property Trustee shall be:

                  West Des Moines State Bank
                  1601 22/nd/ Street
                  West Des Moines, Iowa 50266
                  Attn:  Corporate Trust Administration

     Section 5.6  Appointment, Removal and Resignation of Trustees.
                  ------------------------------------------------

            (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                        (i)    until the issuance of any Securities,
     by written instrument executed by the Sponsor; and

                        (ii)   after the issuance of any Securities,
     by vote of the Holders of a Majority in liquidation amount of Trust Common Securities voting as a class at a meeting of the Holders of the Trust Common Securities.

            (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

            (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

            (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                        (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                               (A)  until a Successor
          Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                               (B)  until the assets of the
          Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                         (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

            (e) The Holders of the Trust Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation or is removed in accordance with this Section 5.6.

            (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery pursuant to this Section 5.6 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

            (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     Section 5.7  Vacancies among Trustees. If a Trustee ceases to hold office
                  ------------------------
for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

     Section 5.8   Effect of Vacancies. The death, resignation, retirement,
                   -------------------
removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with
Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Adminis trative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

     Section 5.9   Meetings. If there is more than one Administrative Trustee,
                   --------
meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

     Section 5.10  Delegation of Power.
                   -------------------

            (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any governmental filing; and

            (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     Section 5.11  Merger, Conversion, Consolidation or Succession to Business.
                   -----------------------------------------------------------
Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI

                                 DISTRIBUTIONS

     Section 6.1   Distributions. Holders shall receive Distributions (as
                   -------------
defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Trust Preferred Securities and the Trust Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest and Additional Interest), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                  ARTICLE VII

                            ISSUANCE OF SECURITIES

     Section 7.1   General Provisions Regarding Securities.
                   ---------------------------------------

            (a) The Administrative Trustees shall on behalf of the Trust issue one class of convertible trust preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Trust Preferred Securities"), having such terms as are set forth in Annex I (the "Terms"), and one class of convertible trust common securities, representing undivided beneficial interests in the assets of the Trust (the "Trust Common Securities"), having such terms as are set forth in the Terms. The Trust shall not issue any securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Trust Common Securities. The Trust shall not issue any Securities in bearer form. The Trust may issue fractions of Securities.

            (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

            (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable.

            (d) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

            (e)   The Securities shall have no preemptive rights.

     Section 7.2  Execution and Authentication.
                  ----------------------------

            (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee.

            (b) One Administrative Trustee shall sign the Trust Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Trust Common Securities, be a manual signature.

     A Trust Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Trust Preferred Security has been authenticated under this Declaration.

     Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate and make available for delivery the Trust Preferred Securities. The aggregate number of Trust Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms except as provided in Section 7.6.

     The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Trust Preferred Securities. An authenticating agent may authenticate Trust Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

     Section 7.3  Form and Dating. The Trust Preferred Securities and the
                  ---------------
Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Trust Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust, at the direction of the Sponsor, shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Trust Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

     Except as provided in Section 7.9, Trust Preferred Securities shall be issued initially in the form of individual certificates in definitive, fully registered form without distribution coupons and shall bear the Restricted Securities Legend set forth in Exhibit A-1 hereto (the "Restricted Definitive Trust Preferred Securities"). Restricted Definitive Trust Preferred Securities will bear the Restricted Securities

Legend set forth on Exhibit A-1 unless removed in accordance with this Section
7.3 or Section 9.2.

     Section 7.4  Registrar, Paying Agent and Conversion Agent. The Trust shall
                  --------------------------------------------
maintain in West Des Moines, Iowa (i) an office or agency where Trust Preferred Securities may be presented for registration of transfer or exchange (the "Registrar"), (ii) an office or agency where Trust Preferred Securities may be presented for payment (the "Paying Agent") and an office or agency where Trust Preferred Securities may be presented for conversion (the "Conversion Agent"). The Registrar shall keep a register of the Trust Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Conversion Agent for the Trust Common Securities.

     The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Conversion Agent for the Trust Preferred Securities.

     Section 7.5  Paying Agent to Hold Money in Trust. The Trust shall require
                  -----------------------------------
each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

     Section 7.6  Replacement Securities. If the holder of a Security claims
                  ----------------------
that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Trust Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate and make available for delivery a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Sponsor pursuant to Article III hereof, the Sponsor in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

     Every replacement Security is an additional obligation of the Trust.

     Section 7.7  Outstanding Trust Preferred Securities. The Trust Preferred
                  --------------------------------------
Securities outstanding at any time are all the Trust Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Trust Preferred Security is replaced, paid or purchased pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Trust Preferred Security is held by a bona fide purchaser.

     If Trust Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease.

     A Trust Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

     Section 7.8  Trust Preferred Securities in Treasury. In determining whether
                  --------------------------------------
the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Trust Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee knows are so owned shall be so disregarded.

     Section 7.9   Temporary Securities.  Until definitive Securities are ready
                   --------------------
for delivery, the Trust may prepare and, in the case of the Trust Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Trust Preferred Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

     Section 7.10  Cancellation. The Trust at any time may deliver Trust
                   ------------
Preferred Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Trust Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Trust Preferred Securities surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of canceled Trust Preferred Securities as the Trust directs. The Property Trustee may, but shall not be required to, destroy any such canceled Trust Preferred Securities. The Trust may not issue new Trust Preferred Securities to replace the Trust Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has converted.

                                  ARTICLE VII

                             TERMINATION OF TRUST

     Section 8.1   Termination of Trust.
                   --------------------

            (a)    The Trust shall dissolve:

                        (i)    on July 9, 2030, the expiration date of
     the Trust;

                        (ii)   upon the bankruptcy of the Sponsor;

                        (iii)  upon the filing of a certificate of
     dissolu tion or its equivalent with respect to the Sponsor, or the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                        (iv) after having obtained the consent of at least a Majority in liquidation amount of the Securities, voting together as a single class, to dissolve;

                        (v)    when all of the Securities shall have
     been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest and Compounded Interest, shall have been paid to the Holders in accordance with the terms of the Securities;

                        (vi) upon the entry of a decree of judicial dissolution of the Sponsor or the Trust;

                        (vii) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities; provided, that if the Special Event is a Tax Event the dissolution of the Trust and the distribution of the Debentures pursuant to this clause (vii) shall be conditioned upon the Administrative Trustees' receipt of a No Recognition Opinion; or

                        (viii) before the issuance of any Securities, with the consent of all the Administrative Trustees and the Sponsor.

            (b) Subject to the Terms of the Securities and clause (vii) of paragraph (a) above, following dissolution of the Trust, the Trustees shall liquidate any remaining Trust property and pay or provide for all claims of creditors of the Trust.

            (c) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall terminate.

            (d) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                  ARTICLE IX

                             TRANSFER AND EXCHANGE

     Section 9.1  General.
                  -------

            (a) Where Trust Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Trust Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Trust Preferred Securities at the Registrar's request.

            (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     Subject to this Article IX, the Sponsor and any Related Party may only transfer Trust Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                        (i)    the Trust would not be classified for
     United States federal income tax purposes as a grantor trust; and

                        (ii)   the Trust would be an Investment
     Company or the transferee would become an Investment Company.

            (c) The Trust shall not be required to issue Trust Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Trust Preferred Securities for redemption set forth in the Terms and ending at the close of business on the day of selection.

            (d) For so long as the Securities remain outstanding, the Sponsor will covenant (i) to use its reasonable efforts to cause the Trust (A) to remain a statutory business trust, except in connection with a distribution of Debentures to the Holders of Securities in liquidation of the Trust, the redemption of all Securities or certain mergers, consolidations or amalgamations, each as permitted by this Declaration and (B) to continue to be classified as a grantor trust, and not as an association taxable as a corporation or a partnership, for United States federal income tax purposes and
(ii) to use its reasonable efforts to cause each Holder of Securities to be treated as owning an undivided beneficial interest in the Debentures.

     Section 9.2  Transfer Procedures and Restrictions.
                  ------------------------------------

            (a)  General. If Trust Preferred Securities are issued upon the
                 -------
transfer, exchange or replacement of Trust Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Trust Preferred Securities, the Trust Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which may include an opinion of counsel, as may be required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Trust Preferred Securities that do not bear the legend.

            (b)  Transfer and Exchange of Definitive Trust Preferred Securities.
                 --------------------------------------------------------------
When Definitive Trust Preferred Securities are presented to the Registrar or co-Registrar

                        (i)    to register the transfer of such
     Definitive Trust Preferred Securities; or

                        (ii)   to exchange such Definitive Trust
     Preferred Securities for an equal number of Definitive Trust
     Preferred Securities of another number,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Trust Preferred Securities surrendered for transfer or exchange:

                        (i)    shall be duly endorsed or accompanied
     by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                        (ii)   in the case of Definitive Preferred
     Securities that are Restricted Definitive Preferred Securities, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or, pursuant to clause (A) or (B) below, and are accompanied by the following additional information and documents, as applicable:

                        (A)   if such Restricted Preferred
          Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse of the Pre ferred Security); or

                        (B)  if such Restricted Preferred
          Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act: (i) a certification to that effect (in the form set forth on the reverse of the Preferred Security) and (ii) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

          (c)  Legend.
               ------

                        (i)  Except as permitted by the following
          paragraph (ii), each Trust Preferred Security certificate (and all Trust Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

               THIS SECURITY, ANY CONVERTIBLE DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, AS SIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY THE ACQUISITION HEREOF, THE HOLDER AGREES THAT SUCH HOLDER WILL GIVE EACH PERSON TO WHOM THIS SECURITY IS

          TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN THE CASE OF ANY TRANSFER OR OTHER DISPOSITION MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER HEREOF SHALL BE REQUIRED TO PROVIDE TO THE COMPANY AND THE TRANSFER AGENT, PRIOR TO SUCH TRANSFER, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

                        (ii)   Upon any sale or transfer of a
     Restricted Trust Preferred Security pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act, the Registrar shall permit the Holder thereof to exchange such Restricted Trust Preferred Security for a Definitive Trust Preferred Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Trust Preferred Security.

          (d)   Obligations with Respect to Transfers and Exchanges of Trust
                ------------------------------------------------------------
Preferred Securities.
--------------------

                        (i)    To permit registrations of transfers
     and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Trust Preferred Securities at the Registrar's or co-Registrar's request.

                        (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

                        (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) any Definitive Trust Preferred Security selected for redemption in whole or in part pursuant to Article III, except the unredeemed portion of any Definitive Trust Preferred Security being redeemed in part, or (b) any Trust Preferred Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Trust Preferred Securities or 15 Business Days before a quarterly distribution date.

                        (iv)   Prior to the due presentation for
     registrations of transfer of any Trust Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Trust Preferred Security is registered as the absolute owner of such Trust Preferred Security for the purpose of receiving Distributions on such Trust Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                        (v)    All Trust Preferred Securities issued
     upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Trust Preferred Securities surrendered upon such transfer or exchange.

            (e)   No Obligation of the Property Trustee. (i) All notices and
                  -------------------------------------
communications to be given to the Holders and all payments to be made to Holders under the Trust Preferred Securities shall be given or made only to or upon the order of the registered Holders.

                        (ii)   The Property Trustee and Registrar
     shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Trust Preferred Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 9.3   Deemed Security Holders.   The Trustees may treat the
                   -----------------------
Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                                   ARTICLE X

                          LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     Section 10.1  Liability.
                   ---------

            (a) Except as expressly set forth in this Declaration, the Trust Preferred Securities Guarantee, the Trust Common Securities Guarantee and the Terms, the Sponsor shall not be:

                        (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

                        (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

            (b) The Holder of the Trust Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

            (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     Section 10.2  Exculpation.
                   -----------

            (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

            (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who, if selected by such Indemnified Person, has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     Section 10.3  Fiduciary Duty.
                   --------------

            (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

            (b)    Unless otherwise expressly provided herein:

                        (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                        (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

            (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                        (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                        (ii)   in its "good faith" or under another
     express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     Section 10.4  Indemnification.
                   ---------------

            (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                        (ii)   The Debenture Issuer shall indemnify,
     to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                        (iii)  To the extent that a Company
     Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                        (iv)   Any indemnification under paragraphs
     (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Trust Common Security Holder of the Trust.

                        (v)    Expenses (including attorneys' fees)
     incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Trust Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Trust Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Adminis trative Trustees, independent legal counsel or Trust Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Trust Preferred Security Holders.

                        (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Trust Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                        (vii)  The Debenture Issuer or the Trust may
     purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                        (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                        (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv), including the Property Trustee and the Delaware Trustee in their respective individual capacities, being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and shall survive the satisfaction and discharge of this Declaration.

     Section 10.5  Outside Businesses.  Any Covered Person, the Sponsor, the
                   ------------------
Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

     Section 10.6  Compensation; Fees.  The Sponsor agrees to pay to each of
                   ------------------
the Property Trustee and the Delaware Trustee such compensation, as may be agreed to by the Sponsor in writing, for all services rendered by such Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) including compensation for services rendered up to the time of any removal or resignation of such Trustee.

     To the fullest extent permitted by law, the parties intend that the provisions of Section 3561 of Title 12 of the Delaware Code shall not apply to the Trust and that the compensation payable hereby shall not be subject to review by any court of competent jurisdiction, whether pursuant to Section 3560 of Title 12 of the Delaware Code or otherwise.

     The provisions of this Section 10.6 shall survive the termination of the Trust and the satisfaction and discharge of this Declaration and the removal or resignation of any Trustee.

                                  ARTICLE XI

                                  ACCOUNTING

     Section 11.1  Fiscal Year.   The fiscal year ("Fiscal Year") of the Trust
                   -----------
shall be the calendar year, or such other year as is required by the Code.

     Section 11.2  Certain Accounting Matters.
                   --------------------------

            (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Administrative Trustees.

            (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

            (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

            (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

     Section 11.3  Banking.  The Trust shall maintain one or more bank accounts
                   -------
in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

     Section 11.4  Withholding.  The Trust and the Administrative Trustees shall
                   -----------
comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII

                            AMENDMENTS AND MEETINGS

     Section 12.1  Amendments.
                   ----------

            (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                        (i)    the Administrative Trustees (or, if
     there are more than two Administrative Trustees a majority of the Administrative Trustees);

                        (ii)   if the amendment affects the rights,
     powers, duties, obligations or immunities of the Property
     Trustee, the Property Trustee;

                        (iii)  if the amendment affects the rights,
     powers, duties, obligations or immunities of the Delaware
     Trustee, the Delaware Trustee; and

                        (iv)   if the amendment affects the rights,
     powers, duties, obligations or immunities of the Sponsor, the Sponsor.

          (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                        (i)    unless, in the case of any proposed
     amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and if the proposed amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                        (ii)   to the extent the result of such
     amendment would be to:

                               (A)  cause the Trust to fail
          to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                               (B)  reduce or otherwise
          adversely affect the powers of the Property
          Trustee in contravention of the Trust Indenture
          Act; or

                               (C)  cause the Trust to be
          deemed to be an Investment Company that is required to be registered under the Investment
          Company Act;

          (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

          (d) Section 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

          (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Trust Common Securities;

          (f)   The rights of the holders of the Trust Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Trust Common Securities; and

          (g) Subject to Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                        (i)    cure any ambiguity;

                        (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                        (iii)  add to the covenants, restrictions or
     obligations of the Sponsor;

                        (iv)   conform to any change in Rule 3a-5 or
     written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

                        (v)    modify, eliminate or add to any
     provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;

provided, that in the case of clause (i) and clause (ii), such actions shall not adversely affect in any material respect the interests of the Holders, and any amendments of this Declaration shall become effective when notice thereof is given to the Holders.

     Section 12.2 Meetings of the Holders of Securities; Action by Written
                  --------------------------------------------------------
Consent.
-------
          (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration or the terms of the Securities. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:
                 (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange or over the counter market on which the Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                    (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                    (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                    (iv) unless the Business Trust Act, this Declaration, the terms of the Securities or the Trust Indenture Act provide otherwise, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XII

                      REPRESENTATIONS OF PROPERTY TRUSTEE
                             AND DELAWARE TRUSTEE

     Section 13.1 Representations and Warranties of Property Trustee.  The
                  --------------------------------------------------
Property Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) the Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of Iowa, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

          (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of (d) At the Closing Date, the Property Trustee will be the record holder of the Debentures and the Property Trustee has not knowingly created any liens or encumbrances on such Debentures.

          (e) No consent, approval or authorization of, or registration with or notice to, any Iowa, State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

     Section 13.2  Representations and Warranties of Delaware Trustee.  The
                   --------------------------------------------------
Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is a duly organized, validly existing and in good standing as a national banking association under the federal laws of the United States of America, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the articles of association or by-laws of the Delaware Trustee.

          (d) No consent, approval or authorization of, or registration with or notice to, any Delaware State or Federal banking authority is required to be made, obtained or given, as the case may be, by the Delaware Trustee for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

          (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

          (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration.

                                  ARTICLE XIV

                                 MISCELLANEOUS

     Section 14.1 Notices. All notices provided for in this Declaration shall be
                  -------
in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by first class mail, as follows:

          (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

              c/o American Equity Investment Life Holding Company
              5000 Westown Parkway, Suite 440
              West Des Moines, Iowa  50266
              Phone: 515-457-1824
              Fax:  515-221-9989

          (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

              West Des Moines State Bank
              1601 22/nd/ Street
              West Des Moines, Iowa 50266

              Attention: Corporate Trust Administration
              Phone: 515-222-2300
              Fax: 515-222-2357

          (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

              First Union Trust Company, National Association
              One Rodney Square, Suite 102
              920 King Street
              Wilmington, DE 19801
              Attn:  Corporate Trust Administration
              Phone:  302-888-7539
              Fax:  302-888-7544

          (d) if given to the Holder of the Trust Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Trust Common Securities may give notice to the Trust):

              c/o American Equity Investment Life Holding Company
              5000 Westown Parkway, Suite 440
              West Des Moines, Iowa  50266
              Phone:  515-457-1824
              Fax:  515-221-9989

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 14.2 Governing Law. This Declaration and the rights of the parties
                  -------------
hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     Section 14.3 Intention of the Parties. It is the intention of the parties
                  ------------------------
hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     Section 14.4 Headings.  Headings contained in this Declaration are
                  --------
inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     Section 14.5 Successors and Assigns.  Whenever in this Declaration any of
                  ----------------------
the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     Section 14.6 Partial Enforce ability.  If any provision of this
                  -----------------------
Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     Section 14.7 Counterparts.  This Declaration may contain more than one
                  ------------
counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                            DEBRA J. RICHARDSON,
                                             as Administrative Trustee


                                            /s/ Debra J. Richardson
                                            -----------------------------


                                            WENDY L. CARLSON,
                                            as Administrative Trustee


                                            /s/ Wendy L. Carlson
                                            -------------------------------

                                            FIRST UNION TRUST COMPANY,
                                              NATIONAL ASSOCIATION,
                                               as Delaware Trustee

                                            By: /s/ Sterling C. Correia
                                                ---------------------------
                                            Name: Sterling C. Correia
                                            Title: Vice President

                                            WEST DES MOINES STATE BANK,
                                             as Property Trustee

                                            By: /s/ David V. Maurer
                                                ---------------------------

                                            Name: Senior Vice President/Senior
                                                  Trust Officer

                                            Title:

                                            AMERICAN EQUITY INVESTMENT LIFE
                                            HOLDING COMPANY,
                                            as Sponsor

                                            By: /s/ Terry A. Reimer
                                                ---------------------------
                                            Name: Terry A. Reimer
                                            Title: Executive Vice President

                                   TERMS OF
                   8% CONVERTIBLE TRUST PREFERRED SECURITIES
                    8% CONVERTIBLE TRUST COMMON SECURITIES

     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of September 7, 1999 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities and the Trust Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memoran dum referred to below):


(16) Designation and Number.
     ----------------------

     (a) "Trust Preferred Securities." 750,669.67 (or up to an aggregate of 1,000,000 if additional Trust Preferred Securities are issued after the initial Closing Date in accordance with the Declaration) Trust Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $22,520,090 (or up to $30,000,000 in the aggregate if additional Trust Preferred Securities are issued after the initial Closing Date in accordance with the Declaration) and a liquidation amount with respect to the assets of the Trust of $30 per Trust Preferred Security, are hereby designated for the purposes of identification only as "8% Convertible Trust Preferred Securities (liquidation amount $30 per Convertible Trust Preferred Security)" (the "Trust Preferred Securities"). The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     (b) "Trust Common Securities." 23,216.59 (or up to an aggregate of 30,928 if additional Trust Common Securities are issued after the initial Closing Date in accordance with the Declaration) Trust Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $696,497.63 (or up to $927,840 in the aggregate if additional Trust Common Securities are issued after the initial Closing Date in accordance with the Declaration) and a liquidation amount with respect to the assets of the Trust of $30 per Trust Common Security, are hereby designated for the purposes of identification only as "8% Convertible Trust Common Securities (liquidation amount $30 per Convertible Trust Common Security)" (the "Trust Common Securities"). The Trust Common Security Certificates evidencing the Trust Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

(17) Distributions.
     -------------

     (a) Distributions payable on each Security will be fixed at a rate per annum of 8% (the "Coupon Rate") of the stated liquidation amount of $30 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest including any Additional Interest and Com pounded Interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

     (b) Distributions on the Securities will be cumulative, will accrue from August 30, 1999 and will be payable quarterly and in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures:
March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1999, when, as and if available for payment by the Property Trustee, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for successive periods not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures; provided, that no Extension Period shall last beyond the maturity of the Debentures. As a consequence of such extension, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters and that such Extension Period may not extend beyond the stated maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be 15 days prior to the relevant payment dates, except as otherwise described in this Annex I to the Declaration. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Trust Preferred Securities will be made as described under the heading "Description of the Trust Preferred Securities-- Payment and Registrar, Transfer Agent, Paying Agent and Conversion Agent" in the Offering Memorandum. The relevant record dates for the Trust Common Securities shall be the same record dates as for the Trust

Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribu tion will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any distribution or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Common Stock of the Debenture Issuer pursuant to the terms of the Securities as forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; provided that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Common Stock of the Debenture Issuer following such record date.

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

(18) Liquidation Distribution Upon Dissolution.
     -----------------------------------------

     In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust (each a "Liquidation") the then Holders of the Securities on the date of the Liquidation will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors, distributions in an amount equal to the aggregate of the stated liquidation amount of $30 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with a Liquidation related to a Special Event, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities.

     If, upon any such Liquidation (other than a Liquidation related to a Special Event), the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 19 below.

(19) Redemption and Distribution.
     ---------------------------

     (a) Upon the repayment of the Debentures in whole or in part, whether at maturity, upon acceleration, earlier redemption or otherwise, the proceeds from such repayment or payment shall be simultaneously applied to redeem, in cash, Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price equal to the redemption price of such repaid or redeemed Debentures (as specified in the Indenture and the Offering Memorandum), together with accrued and unpaid Distributions thereon through the date of the redemption (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

     (b) If fewer than all of the outstanding Securities are to be so redeemed, the Trust Common Securities and the Trust Preferred Securities will be redeemed Pro Rata and the Trust Preferred Securities to be redeemed will be as described in paragraph 4(f)(ii) below.

     (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below and each a "Special Event") shall occur and be continuing the Adminis trative Trustees shall, unless the Debentures are redeemed in the limited circumstances involving a Redemption Tax Event (as defined below), dissolve the Trust and, after satisfaction of creditors of the Trust, if any, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid Distributions on equal to, and having the same record date for payment as, the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interest in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of a Tax Event, such dissolution and distribution shall be conditioned on the Administrative Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Trust Preferred Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Debentures, and provided, further, that if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure which in the sole judgment of the Sponsor, has or will cause no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

     If in the event of a Tax Event, (i) the Administrative Trustees have received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the

Debentures were distributed to the Holders of Securities in liquidation of such Holders' interest in the Trust as described in this paragraph 4(c), or (ii) the Administrative Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust (each such case, a "Redemption Tax Event"), the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole (but not in part) for cash within 90 days following the occurrence of such Redemption Tax Event at a Redemption Price equal to 100% of the principal amount of the Debentures so redeemed, plus any accrued and unpaid interest thereon to the date fixed for redemption and promptly following such redemption, the Securities shall be redeemed at the Redemption Price on a Pro Rata basis at $30 per Security plus accrued and unpaid distributions thereon to the date fixed for redemption; provided, however, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90 Day Period, the Redemption Tax Event by taking some Ministerial Action which has no adverse effect on the Trust, the Holders of Securities or the Debenture Issuer, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

     "Tax Event" means that the Administrative Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronounce ment that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the date of the Offering Memorandum (collectively, a "Change in Tax Law"), there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer for United States federal income tax purposes. Notwithstanding anything in the previous sentence to the contrary, a Tax Event shall not include any Change in Tax Law that requires the Debenture Issuer for United States federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Debentures until the interest payment related to such OID is paid by the Debenture Issuer in money; provided, that such Change in Tax Law does not create more than an insubstantial risk that the Debenture Issuer will be prevented from taking a deduction for OID accruing with respect to the Debentures at a date that is no later than the date the interest payment related to such OID is actually paid by the Debenture Issuer in money.

     "Investment Company Event" means that the Administrative Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act (an "Investment Company Event Opinion") that, as a result occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstan tial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Offering Memorandum.

     On the date fixed for any distribution of Debentures, upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding and
(ii) certificates representing Securities will be deemed to represent beneficial interests in Debentures having an aggregate principal amount equal to the stated liquidation amount, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions, on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

     (d) The Trust may not redeem fewer than all of the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e)  Redemption or Distribution Procedures.

               (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemp tion/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage pre-paid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Trust Preferred Securities.

               (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice shall be irrevoca ble and may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, Central time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity or otherwise of the Debentures, the Trust will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption or maturity or otherwise to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the Trust Preferred Securities Guaran tee or the Trust Common Securities Guarantee, as applicable, Distribu tions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

               (iv) In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange of any Trust Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Trust Preferred Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all holders of Trust Preferred Securities to be so redeemed or
     (ii) register the transfer of or exchange of any Trust Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Trust Preferred Securities being redeemed in part.

               (v) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in the case of Trust Preferred Securities, the Holders of such certificates and (B) in respect of the Trust Common Securities, the Holder thereof.

               (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

(20) Conversion Rights.
     -----------------

     The Holders of Securities shall have the right at any time on or after the earlier to occur of (i) September 30, 2002 and (ii) the 91/st/ day immediately following the closing of an underwritten initial public offering of common stock of the Company, or any other class of capital stock, rights, options or warrants of the Company in respect of which common stock of the Company is issuable upon the exercise, exchange or conversion thereof (the "Company's IPO"), and prior to 5:00 p.m. (Central time) on the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon redemption, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Common Stock of the Debenture Issuer in the manner described herein on and subject to the following terms and conditions:

     (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock of the Debenture Issuer pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust at an initial conversion price equal to the lesser of (i) $30 per share of Common Stock (equivalent to a conversion rate of one share of Common Stock for each Trust Preferred Security) and (ii) 90% of the initial price per share to the public of Common Stock in the Company's IPO, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, the "Conversion Price").

     (b) In order to convert Securities into Common Stock of the Debenture Issuer the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock of the Debenture Issuer should be issued and (ii) direct the Conversion Agent (A) to exchange such Securities for a portion of the

Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (B) to immediately convert such Debentures on behalf of such Holder, into Common Stock of the Debenture Issuer (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Debenture Issuer of the Holder's election to convert such Debentures into shares of Common Stock of the Debenture Issuer. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Securities (including any Additional Interest and Compounded Interest accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock of the Debenture Issuer issued upon such conversion. The Debenture Issuer shall make no payment or allowance for distributions on the shares of Common Stock of the Debenture Issuer issued upon such conversion, except to the extent that such shares of Common Stock of the Debenture Issuer are held of record on the record date for any such distributions and except as provided in Section 1309 of the Indenture. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock of the Debenture Issuer issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock of the Debenture Issuer at such time. As promptly as practicable on or after the Conversion Date, the Debenture Issuer shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock of the Debenture Issuer issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

     (c) Each Holder of a Security by his acceptance thereof appoints West Des Moines State Bank as "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Common Stock of the Debenture Issuer and thereupon to deliver such shares of Common Stock of the Debenture Issuer in accordance with the provisions of this

Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

     (d) No fractional shares of Common Stock of the Debenture Issuer will be issued as a result of conversion, but in lieu thereof, such fractional interest will be payable in cash (based on the applicable conversion price on the date such Securities are surrendered for conversion) by the Debenture Issuer to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

     (e) The Debenture Issuer shall at all times reserve and keep available out of its authorized and unissued Common Stock of the Debenture Issuer, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock of the Debenture Issuer as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwith standing the foregoing, the Debenture Issuer shall be entitled to deliver upon conversion of Debentures, shares of Common Stock of the Debenture Issuer reacquired and held in the treasury of the Debenture Issuer (in lieu of the issuance of authorized and unissued shares of Common Stock of the Debenture Issuer), so long as any such treasury shares are free and clear of all liens, charges, security interests or encum brances. Any shares of Common Stock of the Debenture Issuer issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Common Stock of the Debenture Issuer received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Debenture Issuer and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law in order to enable the Debenture Issuer to lawfully issue Common Stock of the Debenture Issuer to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the Common Stock of the Debenture Issuer to each Holder upon conversion of the Securities.

     (f) The Debenture Issuer will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock of the Debenture Issuer on conversion of Debentures and the delivery of the shares of Common Stock of the Debenture Issuer by the Trust upon conversion of the Securities. The Debenture Issuer shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock of the Debenture Issuer in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

     (g) Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

(21) Voting Rights - Trust Preferred Securities.
     ------------------------------------------

     (a) Except as provided under paragraphs 6(b) and 7, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Trust Preferred Securities will have no voting rights.

     Subject to the requirements set forth in this paragraph, the Holders of a majority in liquidation amount of the Trust Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification, or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Trust Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall be under no obligation to revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Trust Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, for United States federal income tax purposes, the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Trust Preferred Securities has made a written request, such Holder of Trust Preferred Securities may institute a legal proceeding against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption on the redemption date), then a Holder of Trust Preferred Securities may directly institute a proceeding for enforcement of payment to such holder (a "Direct Action") of the principal of or interest on the Debenture having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Except as provided in the preceding sentence, the holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Trust Preferred Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such Holder of Trust Preferred Securities in such Direct Action.

     Any required approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Trust Preferred Securities will be required for the Trust to redeem and cancel Trust Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Trust Preferred Securities were not outstanding.

(22  Voting Rights - Trust Common Securities.
     ---------------------------------------

     (a) Except as provided under paragraphs 7(b), (c) and 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Trust Common Securities will have no voting rights.

     (b) The Holders of the Trust Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Property Trustee or to increase or decrease the number of Trustees.

     (c) Subject to Section 2.6 of the Declaration and only after the Declaration Event of Default with respect to the Trust Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Trust Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declara tion, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 606 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification, or termination of the Indenture or the Debentures where such consent shall be required; provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Trust Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Trust Common Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for United States federal income tax purposes the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Trust Common Securities has made a written request, such Holder of Trust Common Securities may, to the extent permitted by law, institute a legal proceeding directly against the Debenture Issuer or any other Person to enforce the Property Trustee's rights under the Debentures, without first instituting any legal proceeding against the Property Trustee or any other Person. Any approval or direction of Holders of Trust Common Securities may be given at a separate meeting of Holders of Trust Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Trust Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Trust Common Securities will be required for the Trust to redeem and cancel Trust Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

(23) Amendments to Declaration and Indenture.
     ---------------------------------------

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of

Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities affected thereby, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Trust Preferred Securities or only the Trust Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities; provided, further, that no amendment or proposal approved pursuant to this Section 23(a) shall become effective unless the Administrative Trustees have received an opinion of counsel to the effect that such amendment or proposal, or the exercise of any power granted to the Trustees in accordance with such amendment or proposal, will not adversely affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act.

     (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modifica tion or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority"), the Property Trustee may only give such consent at the written direction of the Holders of at least the same proportion in aggregate stated liquidation preference of the Securities; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this
Section 9(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that, for United States federal income tax purposes, the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures.

(24) Pro Rata.
     --------

     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, a Declaration Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Preferred Securities pro rata according to the aggregate liquidation amount of Trust Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Preferred Securities, to each Holder of Trust Common Securities pro rata according to the aggregate liquidation amount of Trust Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Common Securities outstanding.

(25) Ranking.
     -------

     The Trust Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Trust Common Securities except that, where an Indenture Event of Default occurs and is continuing with respect to the Debentures held by the Property Trustee, the rights of Holders of the Trust Common Securities to receive payments of Distributions and payments upon liquidation, redemption and otherwise are subordi nated to the rights of the Holders of the Trust Preferred Securities.

(26) Acceptance of Securities Guarantee and Indenture.
     ------------------------------------------------

     Each Holder of Trust Preferred Securities and Trust Common Securities, by the acceptance thereof, agrees to the provisions of the Trust Preferred Securities Guarantee and the Trust Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

(27) No Preemptive Rights.
     --------------------

     The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

(28) Miscellaneous.
     -------------

     These terms constitute a part of the Declaration.

     The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee or the Trust Common Securities Guarantee (as may be appropri ate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                                                     EXHIBIT A-1

                        FORM OF TRUST PREFERRED SECURITY

                           [FORM OF FACE OF SECURITY]

                 THIS SECURITY, ANY CONVERTIBLE DEBEN TURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVER SION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECU RITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSAC TION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURI TIES ACT. BY THE ACQUISITION HEREOF, THE HOLDER AGREES THAT SUCH HOLDER WILL GIVE EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN THE CASE OF ANY TRANSFER OR OTHER DISPOSITION MADE OTHER WISE THAN PURSUANT TO AN EFFECTIVE REGIS TRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER HEREOF SHALL BE REQUIRED TO PROVIDE TO THE COMPANY AND THE TRANS FER AGENT, PRIOR TO SUCH TRANSFER, AN OPIN ION OF COUNSEL SATISFACTORY TO THE COM PANY THAT SUCH TRANSFER IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

                                A-1-1

                              Certificate Number
                     Number of Trust Preferred Securities
                                  [CUSIP NO.]
                                  [ISIN NO.]
                          Trust Preferred Securities

                                      of

                        American Equity Capital Trust I

                   8% Convertible Trust Preferred Securities
       (liquidation amount $30 per Convertible Trust Preferred Security)

     American Equity Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8% Convertible Trust Preferred Securities (liquidation amount $30 per Convertible Trust Preferred Security) (the "Trust Preferred Securities"). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of September 7, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Trust Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Trust Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Reference is hereby made to select provisions of the Trust Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Trust Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                                     A-1-2

     Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Trust Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                                     A-1-3

     IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ____________, 199__.


                                             American Equity Capital Trust I


                                             By:__________________________
                                                Name:
                                                Title:


     PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Trust Preferred Securities referred to in the within-mentioned Declaration.

Dated: _______________, ____


                                        West Des Moines State Bank, as Property
                                        Trustee

                                        By:__________________________
                                             Authorized Signatory

                                     A-1-4

                    [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Trust Preferred Security will be fixed at a rate per annum of 8% (the "Coupon Rate") of the stated liquidation amount of $30 per Trust Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, distributions on the Trust Preferred Securities will be cumulative, will accrue from August 30, 1999 and will be payable quarterly and in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1999, to Holders of record fifteen (15) days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") during which Extension Period no interest shall be due and payable on the Debentures; provided, that no Extension Period shall extend beyond the date of maturity of the Debentures. As a consequence of such extension, Distributions will also be deferred. Despite such extension, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Trust Preferred Securities shall be redeemable as provided in the Declaration.

     The Trust Preferred Securities shall be convertible into shares of Common Stock of American Equity Investment Life Holding Company, through (i) the exchange of Trust Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock of American Equity Investment

                                     A-1-5

Life Holding Company, in the manner and according to the terms set forth in the Declaration.

                                     A-1-6

                              CONVERSION REQUEST


To:  West Des Moines State Bank
     as Property Trustee of
     American Equity Capital Trust I

     The undersigned owner of these Trust Preferred Securities hereby irrevocably exercises the option to convert these Trust Preferred Securities, or the portion below designated, into Common Stock of AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY (the "American Equity Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of September 7, 1999, by Debra J. Richardson and Wendy L. Carlson, as Administra tive Trustees, First Union Trust Company, National Association, as Delaware Trustee, West Des Moines State Bank, as Property Trustee, American Equity Investment Life Holding Company, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Trust Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Trust Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Trust Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into American Equity Common Stock (at the conversion rate specified in the terms of the Trust Preferred Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ____________, ____

in whole __ in part __

Number of Trust Preferred Securities to be converted:

_____________________

     If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of American Equity Common Stock are to be issued, along with the address or addresses of such person or persons.

________________________________________________________________________________

                                     A-1-7

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Signature (for conversion only)
Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Signature Guarantee:/*/_______________________________







____________________

     /*/ (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                     A-1-8

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
       (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                   (Insert address and zip code of assignee)

and irrevocably appoints


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

agent to transfer this Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:______________________


Signature:_________________
(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

Signature Guarantee:/*/




_________________

     /*/ (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                    A-1-9

                                                                     EXHIBIT A-2
                                                                     -----------


                         FORM OF TRUST COMMON SECURITY

                          [FORM OF FACE OF SECURITY]

     THIS TRUST COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.

     OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY


                              Certificate Number
                       Number of Trust Common Securities

                            Trust Common Securities

                                      of

                        American Equity Capital Trust I

                    8% Convertible Trust Common Securities
        (liquidation amount $30 per Convertible Trust Common Security)

 American Equity Capital Trust I, a statutory business trust formed under the laws of the
            State of Delaware (the "Trust"), hereby certifies that

________________________________________________________________________________
(the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8% Convertible Trust Common Securities (liquidation amount $30 per Convertible Trust Common Security) (the "Trust Common Securities"). The Trust Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of

                                    A-1-10

Trust of the Trust, dated as of September 7, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Trust Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Trust Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Trust Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Reference is hereby made to select provisions of the Trust Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

     Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Trust Common Securities as evidence of indirect beneficial ownership in the Debentures.

                                    A-1-11

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of _______________, ____.


                                        American Equity Capital Trust I



                                        By:___________________________________
                                           Name:
                                           Title:

                                    A-1-12

                         [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Trust Common Security will be fixed at a rate per annum of 8% (the "Coupon Rate") of the stated liquidation amount of $30 per Trust Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, distributions on the Trust Common Securities will be cumulative, will accrue from August 30, 1999 and will be payable quarterly and in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1999, to Holders of record fifteen (15) days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") during which Extension Period no interest shall be due and payable on the Debentures; provided, that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such extension, Distributions will also be deferred. Despite such extension, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Trust Common Securities shall be redeemable as provided in the Declaration.

     The Trust Common Securities shall be convertible into shares of Common Stock of American Equity Investment Life Holding Company, through (i) the exchange of Trust Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock of American Equity Investment Life Holding Company, in the manner and according to the terms set forth in the Declaration.

                                    A-1-13

                              CONVERSION REQUEST

To:  West Des Moines State Bank
     as Property Trustee of
     American Equity Capital Trust I

     The undersigned owner of these Trust Common Securities hereby irrevocably exercises the option to convert these Trust Common Securities, or the portion below designated, into Common Stock of AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY (the "American Equity Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of September 7, 1999, 1999, by Debra J. Richardson and Wendy L. Carlson, as Administrative Trustees, First Union Trust Company, National Association, as Delaware Trustee, West Des Moines State Bank, as Property Trustee, American Equity Investment Life Holding Company, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Trust Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Trust Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Trust Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into American Equity Common Stock (at the conversion rate specified in the terms of the Trust Common Securities set forth as Annex I to the Declaration).

    The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ____________, ____

in whole __ in part __

Number of Trust Common Securities to be converted:

_____________________

     If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of American Equity Common Stock are to be issued, along with the address or addresses of such person or persons.

________________________________________________________________________________

                                    A-1-15

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Signature (for conversion only)
Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Signature Guarantee:/*/_______________________




______________

     /*/ (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                    A-1-16

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Common Security Certificate to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                   (Insert address and zip code of assignee)


and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

agent to transfer this Trust Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:___________________


Signature:______________
(Sign exactly as your name appears on the other side of this Trust Common Security Certificate)

Signature Guarantee:/*/


__________________

     /*/ (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                    A-1-17

                                                                       EXHIBIT B

                             SPECIMEN OF DEBENTURE


See Exhibit A of Indenture

                                      B-1